UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 8, 2011

Daktronics, Inc.
(Exact name of registrant as specified in its charter)

South Dakota	0-23246	46-0306862
(State or other jurisdiction	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification Number)

201 Daktronics Drive
Brookings, SD  57006
(Address of principal executive office) (zip code)

(605) 692-0200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02(b).  Departure of Directors or Principal Officers:  Election of Directors:  Appointment of Principal Officers

On January 8, 2011, Daktronics, Inc. (the "Company") received notice that Dr. Duane Sander is resigning as a member of the Board of Directors of the Company, effective February 23, 2011.  There were no disagreements or disputes between Dr. Sander and the Company which led to his resignation.  Dr. Sander was a co-founder of the Company, has served on its Board of Directors since formation, and most recently has served on the Nominating and Corporate Governance Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ William R. Retterath
William R. Retterath, Chief Financial Officer
Date: January 19, 2011